PREFACE TO THE LINCOLN NATIONAL FUND PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (AG)

Lincoln National Social Awareness Fund, Inc. (SA)

Shares of the FUNDS are sold to Lincoln National Life Insurance Co. (LINCOLN
LIFE) for allocation to its Variable Annuity Account L and to Lincoln Life & Annuity Company of New York (LLANY) for allocation to its Variable Annuity Account L. Lincoln Life and LLANY use these shares to fund VARIABLE ANNUITY CONTRACTS.

Each of these Variable Annuity Accounts may be referred to as a VARIABLE ACCOUNT. For each FUND, see Description of the fund in its Prospectus for a statement of that FUND'S investment objective. Each of these FUNDS is referred to individually as a FUND; collectively, as the FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THESE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These Prospectuses set forth concisely the information about each FUND that you ought to know before investing. Please read and keep this Prospectus booklet for future reference.

A separate STATEMENT OF ADDITIONAL INFORMATION (SAI) for each FUND has been filed with the SEC. By this reference, each SAI, dated May 1, 1998, is incorporated into the Prospectus of the FUND with which it is registered. A free copy will be provided upon request. Either write Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104 or call 1-800-341-0441. For Variable Annuity contracts issued by LLANY, either write Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337 or call 1-800-893-1337.

The Financial Highlights table of each FUND contains per-share data calculated on the basis of a share outstanding throughout the period, together with financial ratios and other supplemental data. The Financial Highlights table is incorporated by reference to the FUND'S 1997 Annual Report. A copy of the Annual Report will be provided on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104 or call 1-800-341-0441. For Variable Annuity contracts issued by LLANY, either write Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337 or call 1-800-893-1337.

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THESE PROSPECTUSES, IN CONNECTION WITH THE OFFERS CONTAINED IN THEM. IF ANY ARE GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND(S) IN QUESTION. THESE PROSPECTUSES DO NOT CONSTITUTE OFFERS BY THE FUNDS TO SELL, OR SOLICITATIONS OF ANY OFFERS TO BUY, ANY OF THE SECURITIES OFFERED BY THEM IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE THOSE OFFERS.

Prospectuses dated May 1, 1998

DIRECTORY FOR THE FUND PROSPECTUSES

SUBJECT                                          PAGE
--------------------------------------------------------
PREFACE                                                1
DESCRIPTION OF THE FUND

Aggressive Growth Fund                                 3

Social Awareness Fund                                  9
--------------------------------------------------------
INVESTMENT POLICIES AND TECHNIQUES

Aggressive Growth Fund                                 3

Social Awareness Fund                                  9
--------------------------------------------------------
INVESTMENT RESTRICTIONS

Aggressive Growth Fund                                 6

Social Awareness Fund                                 10
--------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS

Aggressive Growth Fund                                 7

Social Awareness Fund                                 10

SUBJECT                                          PAGE
--------------------------------------------------------

APPENDIX -- CONTAINS IMPORTANT INFORMATION
FOR ALL FUNDS

Net asset value                                       13

Management of the funds                               13

Purchase of securities being offered                  14

Sale and redemption of shares                         14

Distributions and federal income tax
considerations                                        15

Management discussion of fund performance             15

Description of shares                                 15

Strategic portfolio transactions --
additional information                                16

Foreign investments                                   18

General information                                   19

Statement of Additional Information
Table of contents                                     21

LINCOLN NATIONAL
AGGRESSIVE GROWTH FUND, INC.

DESCRIPTION OF THE FUND

The Aggressive Growth Fund (FUND) was incorporated in Maryland in 1993. It is a diversified open-end management investment company whose investment objective is to maximize capital appreciation. The FUND pursues its objective by investing in a diversified portfolio of equity securities of small and medium-sized companies which have a dominant position within their respective industries, are undervalued or have potential for growth in earnings. The FUND invests primarily in companies with market capitalizations of between $250 million and $5 billion at the time of purchase. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The principal risks of this FUND are those associated with investing in smaller, lesser-known companies. Investment in these companies involves greater risk than investing in larger, more mature, better-known issuers, including a greater possibility of portfolio price volatility than you may find in broad stock market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500). Additional risks are discussed under Special risk factors.

In selecting investments, the ADVISOR or sub-advisor seeks small and medium capitalization companies that it believes are either undervalued in the marketplace or have earnings that may be expected to grow faster than the U.S. economy in general. These companies will typically possess one or more of these characteristics: high quality management, a leading or dominant position in a product and a relatively high rate of return on uninvested capital. When selecting stocks, little importance is placed on the anticipated dividend income.

The FUND'S objective is fundamental and cannot be changed without the affirmative vote of a majority of its outstanding voting securities. All other investment policies and practices of the FUND are not fundamental and may be changed by a majority vote of the Board of Directors. See General information in the Appendix. There is no assurance that the objective of the FUND will be achieved.

PORTFOLIO MANAGER

Since 1994, the FUND has been managed on a team basis by Edward J. Petner, Chief Executive Officer and Chief Investment Officer and Kevin P. Ferguson, Senior Vice President of Investment Management/Research of Lynch and Mayer, Inc. (L&M), sub-advisor to the fund. Petner has been active in investment management since 1983, during which time he has worked for L&M. He holds a MBA from the Wharton School University of Pennsylvania. Ferguson has been active in investment management with L&M since 1992. He holds a MBA from New York University.

INVESTMENT POLICIES AND TECHNIQUES

The FUND will invest mainly in common stocks of small and medium-sized companies. The FUND may invest up to 15% of its total assets in companies with capitalizations of less than $250 million or greater than $5 billion at the time of purchase. However, it may also invest up to 35% of the value of its assets in convertible bonds; convertible preferred stock and warrants to purchase common stock; futures contracts; and options contracts.

The FUND may invest up to 15% of its assets in securities of foreign issuers, defined as those which are denominated in a foreign currency and not publicly traded in the United States. Foreign investing involves risks that differ from investing in U.S. markets. For a discussion of those risks see Foreign investments in this Prospectus. A detailed discussion of how the FUND intends to handle these risks appears in the SAI.

The FUND may invest its assets in the securities of issuers which have been in continuous operation for less than three years. The securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned companies are more speculative and involve greater risk than do investments in companies with established operating records.

For temporary defensive purposes when the ADVISOR or sub-advisor determines that market conditions warrant, the FUND may invest up to 100% of its assets in money market instruments, and may hold a portion of its assets in cash for liquidity purposes. To the extent it is engaged in a temporary defensive position, the FUND will not be pursuing its investment objective.

The FUND may invest in the following types of instruments or use the following investment techniques:

CONVERTIBLE SECURITIES

The FUND may invest in securities that either have warrants or rights attached, or are otherwise convertible. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinate to similar non-convertible securities. Convertible securities provide a fixed-income stream which is generally higher in yield than the income that can be derived from a common stock, but lower than that afforded by a similar non-convertible security. Because it can be converted into common stock, frequently a convertible security will allow its holder to take advantage of increases in the market price of that common stock. In general, the market value of a convertible security is at least the higher of its investment value (that is, its value as a fixed-income security) or its conversion value (that is, its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. GOVERNMENT SECURITIES

The FUND may also invest in securities of the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury [such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures]. These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the FUND in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The FUND may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

The FUND may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the FUND invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS

The FUND may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less. They include:

1. Commercial paper (short-term notes up to nine months duration issued by corporations or government bodies);

2. Commercial bank obligations (certificates of deposit, interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity);

3. Corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less); and/or

4. Savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations).

Even though certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

SPECIAL SITUATIONS

At times, the FUND may invest in certain securities under special situations. A special situation arises when, in the ADVISOR'S or sub-advisor's opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of the strategy on the FUND will depend on the FUND'S size and the extent of the holdings of the special situation company relative to its total assets.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities that do not exist for domestic trading. One important risk is that of fluctuation in currency exchange rates. When the ADVISOR or sub-advisor believes that a currency in which a portfolio security or securities is denominated may suffer a decline against the U.S. dollar, it may hedge that risk. It does so by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in that foreign currency.

For a discussion of other risks inherent in foreign investing, see Foreign investments in the Appendix. A detailed discussion of how the FUND intends to handle these risks appears in the SAI.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

The FUND may purchase securities on a delayed delivery or when-issued basis and enter into firm commitment agreements (transactions where the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate or government securities. The FUND, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The FUND may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The FUND will segregate liquid assets such as cash, U.S. Government securities, or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the FUND'S aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the FUND temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk).

Should market values of the FUND'S portfolio securities decline while the FUND is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The FUND will not borrow money to settle these transactions. Instead, it will liquidate other portfolio securities in advance of settlement, if necessary, to generate additional cash to meet its obligations.

BORROWING

The FUND may borrow money for temporary or emergency purposes in amounts not exceeding 25% of its total assets. If the FUND borrows money, its share price may be subject to greater fluctuation until the amount borrowed is paid off. Purchasing securities when the FUND has borrowed money may involve an element of leverage. It will not purchase additional securities when the amount borrowed exceeds 5% of its total assets.

ILLIQUID INVESTMENTS

Up to 15% of the FUND'S assets may be invested in securities or other investments that are not readily marketable, including these:

1.  Repurchase agreements with maturities greater than seven calendar days;

2.  Time deposits maturing in more than seven calendar days;

3. To the extent a liquid secondary market does not exist for such instruments, futures contracts and options on futures;

4.  Certain over-the-counter options, as described in the SAI; and/or

5. Certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not generally be considered illiquid).

LOWER-RATED DEBT SECURITIES

The FUND has no pre-established minimum quality standards and may invest in debt securities of any quality, including lower-rated bonds that may offer higher yields because of the greater risk involved in those investments. It may invest up to 15% of its assets in those securities, including junk bonds. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's Investors Service and BB or lower by Standard & Poor's Corp.) constitute lower-rated securities. See the Appendix in the SAI for a description of these ratings.

Securities rated below investment grade as well as unrated securities usually are a greater risk (including the possibility of default or bankruptcy of the issuers). They generally involve greater price volatility and risk of principal and income, and may be less liquid than securities in higher-rated categories. Both price volatility and illiquidity may make it difficult for the portfolio to value these securities at certain times, and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislation and regulatory developments.

SPECIAL RISK FACTORS

Investing in securities of smaller, lesser-known companies involves greater risks than those normally associated with larger, more mature, well known firms, including a risk of increasing potential portfolio price volatility. This is due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources. Historically, small capitalization stocks and stocks of recently organized companies, in which the FUND often invests, have been more volatile in price than the larger capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. The FUND may invest, without limitation, in Special situations securities of small capitalization companies which may have experienced financial difficulties.

The values of small company stocks may fluctuate independently of larger company stock prices. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. The securities of companies with small stock market capitalizations may trade less frequently and in limited volume. Investors therefore should expect that, to the extent the FUND invests in stock of small-capitalization companies, the net asset value of its shares may be more volatile than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

To the extent the FUND invests in fixed-income securities, the market value of fixed-income obligations and, consequently, the FUND'S net asset value per share, may vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the yields of such fixed-income securities will tend to be somewhat higher than prevailing market rates. In periods of rising interest rates, the yields of those securities may be somewhat lower.

PORTFOLIO TURNOVER

The FUND'S annual portfolio turnover rate is not expected to exceed 200% in any particular year although market conditions could result in a greater degree of market activity. (For example, a rate of portfolio turnover of 100% would occur if all of the FUND'S portfolio were replaced in a period of one year.) High turnover could result in additional brokerage commissions to be paid by the FUND. During 1997 the FUND'S portfolio turnover was 105.07% and in 1996 it was 77.51%.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the FUND as fundamental policies. See General information in the Appendix. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The FUND may not:

1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of its total assets would be invested in securities of the issuer, except that, as to 25% of its total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency, or (b) it would hold more than 10% of the voting securities of the issuer, or (c) more than 25% of the value of its assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility and telephone industries shall be considered as a separate industry for this purpose and/or

2. Acquire securities subject to restrictions on disposition (except certain restricted securities for which a dealer or institutional market exists) or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of its total assets.

A complete listing of all of the FUND'S fundamental and non-fundamental restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the FUND has considerable discretion in the selection of appropriate FUND investments. In the exercise of that discretion, the portfolio manager may, at any given time, invest a portion of the FUND'S assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the FUNDS contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE AGGRESSIVE GROWTH FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell exchange-traded and over-the-counter put and call options on stock and stock indices, on fixed-income (interest rate) securities; on equity and fixed-income indices and on other financial transactions; buy and sell futures contracts and options on futures contracts; engage in swaps, caps, floors, collars and similar interest-rate transactions; enter into currency forward contracts, currency futures, currency swaps, options on currencies and options on currency futures.

The FUND will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the FUND has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of its total assets.

In addition to the above limitations, the FUND will not (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions; (2) purchase futures contracts or write put options if, as a result, its total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (3) purchase call options if, as a result, the current value of option premiums for call options purchased by it would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

In addition, the value of all futures contracts sold will not exceed the total market value of the FUND.

b) for cash enhancement transactions, to: lend portfolio securities; engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

APPENDIX -- CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS

This Appendix constitutes part of the Prospectuses of Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth) and Lincoln National Social Awareness Fund, Inc. (Social Awareness). Unless otherwise indicated, the following information applies to each FUND.

NET ASSET VALUE

Each FUND'S net asset value per share is determined as of close of business (currently 4:00 p.m., New York Time) on the New York Stock Exchange (NYSE) on each day it is open for trading. The net asset value per share for each FUND is determined by adding the values of all securities and other assets, subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding. Debt securities and other assets of the FUND, other than equity securities, for which market quotations are readily available, are valued at their bid quotations.

When market quotations are not readily available, debt securities and other assets are valued at their fair value as determined in good faith. This valuation is made by or under the authority of each FUND'S Board of Directors and it may include the use of valuations furnished by outside sources, including pricing services which utilize electronic data processing techniques for valuing normal institutional-size trading units of debt securities. The value of equity securities is based on the last sale prices of those securities on national securities exchanges or over-the-counter, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter. In the absence of readily available closing bid and asked prices, equity securities will be valued at fair value. See the SAI Appendix for a discussion of the methodology utilized to value short-term investments, options, futures and options thereon, and foreign securities.

MANAGEMENT OF THE FUNDS

The business and affairs of each FUND are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each FUND, to declare and pay dividends and to exercise all the powers of the FUND except those granted to the shareholder. LINCOLN LIFE and LLANY are the sole shareholders of each FUND.

INVESTMENT ADVISOR. LINCOLN INVESTMENT is the INVESTMENT ADVISOR to the FUNDS and is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802. LINCOLN INVESTMENT (THE ADVISOR) is registered with the Securities and Exchange Commission (the Commission or SEC) as an INVESTMENT ADVISOR and has acted as an INVESTMENT ADVISOR to mutual funds for over 40 years. The ADVISOR also acts as INVESTMENT ADVISOR to Lincoln National Convertible Securities Fund, Inc., and Lincoln National Income Fund, Inc., closed-end investment companies, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The ADVISOR is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides life insurance and annuities, property-casualty insurance, reinsurance and financial services. Directors, officers and employees of the ADVISOR and each FUND are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Code of Ethics adopted by the ADVISOR and each FUND. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

Under advisory agreements described in the Prospectus for the VARIABLE ACCOUNT, the ADVISOR provides portfolio management and investment advice to the FUNDS and administers their other affairs, subject to the supervision of each FUND'S Board of Directors.

As compensation for its services to each FUND, the advisor is paid a monthly investment advisory fee at an annual rate based on the average daily net asset value of each FUND, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Social Awareness                     .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------

FUND EXPENSES (see accompanying text below)

                                     1997 RATIO OF THE
                                     ADVISOR'S
                                     COMPENSATION TO        1997 RATIO OF TOTAL
                                     AVERAGE                EXPENSES
FUND                                 NET ASSETS             TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
Aggressive Growth                    .73%                   .81%
Social Awareness                     .36                    .41

Other expenses specifically assumed by each FUND include: compensation and expenses of Directors of the FUND who are not interested persons of the FUND as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current CONTRACT OWNERs; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the FUND; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the FUND (other than legal services provided by personnel of the ADVISOR or its affiliated companies); the fees of any trade association of which the FUND is a member; and expenses of shareholder and Director meetings.

SUB-ADVISORS. As ADVISOR, LINCOLN INVESTMENT is primarily responsible for investment decisions affecting each of the FUNDS. However, LINCOLN INVESTMENT has entered into sub-advisory agreements with professional investment management firms. These firms provide some or substantially all of the investment advisory services required by the FUNDS, including day-to-day investment management of those FUNDS' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that FUND'S investment objectives and places orders on behalf of that FUND to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                      DATE OF    ANNUAL FEE RATE BASED ON AVERAGE DAILY NET ASSET
FUND           SUB-ADVISOR            AGREEMENT  VALUE
------------------------------------------------------------------------------------------------------
Aggressive     Lynch & Mayer          12/20/93   .50 of 1% of the first $150 million .35 of 1% of the
Growth         520 Madison Avenue                excess over $150 million
               New York, NY 10022
-------------


                                                 ANNUAL FEE RATE BASED ON MARKET VALUE OF SECURITIES
                                                 HELD IN THE PORTFOLIO OF EACH RESPECTIVE CLIENT FUND
                                      DATE OF    AT THE CLOSE OF BUSINESS ON THE LAST TRADING DAY OF
FUND           SUB-ADVISOR            AGREEMENT  EACH CALENDAR QUARTER
------------------------------------------------------------------------------------------------------
Social         Vantage Investment     4/30/88    .20 of 1%
Awareness      Advisors
               630 5th Avenue
               New York, NY 10111

No additional compensation from the assets of the FUNDS will be assessed as a result of the sub-advisory agreements; the sub-advisors are paid by LINCOLN INVESTMENT.

SERVICE MARKS. The service mark for the FUNDS and the name Lincoln National have been adopted by the FUNDS with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the INVESTMENT ADVISOR of the FUNDS.

PURCHASE OF SECURITIES BEING OFFERED

Shares of the FUNDS' common stock ($0.01 par value) will be sold to LINCOLN LIFE and LLANY for allocation to the VARIABLE ACCOUNTS, which have been established for the purpose of funding VARIABLE ANNUITY CONTRACTS. Shares of each FUND are sold and redeemed at their net asset value per share determined daily. See Sale and redemption of shares. Also see Net asset value. The FUNDS' shares are sold to LINCOLN LIFE and LLANY for the VARIABLE ACCOUNTS on a no-load basis -- that is, without the imposition of a sales charge.

SALE AND REDEMPTION OF SHARES

The shares of each FUND are sold and redeemed by the FUND at their net asset value per share next determined after receipt by LINCOLN LIFE or LLANY of a purchase or redemption order in acceptable form. Redemption of

FUND shares held by LINCOLN LIFE or LLANY for its own account will be effected at the FUND'S net asset value per share next determined after receipt of the redemption request by the FUND. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the FUNDS. However, the right to redeem FUND shares may be suspended or payment postponed for any period during which (1) trading on the NYSE is restricted as determined by the Commission, or the NYSE is closed for other than weekends and holidays;
(2) an emergency exists, as determined by the Commission, as a result of which
(a) disposal by each FUND of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for each FUND to determine fairly the value of its net assets; or (3) the Commission by order so permits for the protection of shareholders of the FUNDS.

DISTRIBUTION AND FEDERAL INCOME TAX CONSIDERATIONS

Each FUND'S policy is to distribute, at least once a year, substantially all of its net investment income. Net realized capital gains may only be distributed annually. These distributions, when paid to LINCOLN LIFE or LLANY for the VARIABLE ACCOUNTS, will be reinvested automatically in additional shares of that FUND, at its net asset value per share.

Each FUND intends to qualify and has elected to be taxed as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE). If a FUND qualifies as a regulated investment company and complies with the provisions of the CODE relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from Federal income tax and the 4% nondeductible Federal excise tax, the FUNDS will be relieved of those taxes on the amounts distributed. See the SAI for a more complete discussion.

Each FUND is subject to asset diversification requirements under Section 817(h) of the code and the related regulation that the United States Treasury Department has adopted. Each FUND intends to comply with these diversification requirements.

Since the sole shareholders of the FUNDS are LINCOLN LIFE and LLANY, there is no discussion here about the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of annuity or life insurance contracts, including the failure of a FUND to comply with the diversification requirements discussed above. See the Prospectus for the VARIABLE ACCOUNT.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

In the Annual Report for the FUNDS, the portfolio manager for each FUND discusses that FUND'S performance for the previous fiscal year and the factors which affected that performance. We will send you a copy of the Annual Report free upon request.

DESCRIPTION OF SHARES

The authorized capital stock of Aggressive Growth and Social Awareness consists of 50 million and 150 million shares of common stock respectively, $0.01 par value. As of March 1, 1998, each FUND had the following number of shares issued and outstanding:

Aggressive Growth                        24,053,290
Social Awareness                         39,436,497

FUND shares will be owned by LINCOLN LIFE and LLANY and will be held in the VARIABLE ACCOUNTS. As sole shareholders of each FUND, LINCOLN LIFE and LLANY each may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the VARIABLE ACCOUNTS, LINCOLN LIFE provides to CONTRACT OWNERS of the VARIABLE ACCOUNTS the right to direct the voting of FUND shares at shareholder meetings, to the extent provided by law. LINCOLN LIFE and LLANY will vote for or against any proposition, or will abstain from voting, any FUND shares attributable to a contract for which no timely voting instructions are received, and any FUND shares held for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that FUND. However, if the 1940 Act or any regulation under it should change, and as a result LINCOLN LIFE or LLANY determines it is permitted to vote FUND shares in its own right, it may elect to do so.

All the shares of each FUND are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that FUND'S net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. FUND shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the FUNDS allow them, in proper cases, to dispense with their annual meetings of shareholders. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by shareholders and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the FUNDS; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the FUNDS have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects CONTRACT OWNERS by providing a procedure by which they may require management to convene a meeting of the shareholders to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among CONTRACT OWNERS for the purpose of calling those meetings. Further information about these procedures is available from FUND management.

STRATEGIC PORTFOLIO TRANSACTIONS -- ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies the FUNDS engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase each FUND'S overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the FUND when it has excess cash, or to help the FUND obtain some cash for temporary purposes when needed. See the Prospectus for each FUND for a listing of the kinds of transactions in which each FUND may engage.

1. DERIVATIVE TRANSACTIONS

  A.  Introduction
      A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every FUND will use all of them:

      1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

      2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

      3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED IN THE SAI APPENDIX.

Although they may be structured in complex combinations, derivative transactions in which the FUNDS engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these Prospectuses. Therefore, where the Prospectus for a particular FUND discloses the intent of that FUND to engage in any of the types listed, that FUND hereby reserves the right to engage in related variations on those transactions.

The FUNDS intend to engage in derivative transactions only defensively. Examples of this defensive use might be: to hedge against a perceived decrease in a FUND'S asset value; to control transaction costs associated with market timing (E.G., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

  B.  Risk factors commonly associated with derivative transactions.

      There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

      CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

      CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

      LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

      MARKET LIQUIDITY RISK is the risk that a FUND will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

      MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

      OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

      SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

      SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

      SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

      SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that FUND'S use of derivatives.

  C.  Varying usage of derivative transactions

      Subject to the terms of the Prospectus and SAI for each FUND, that FUND'S portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each FUND, refer to the SAI booklet.

  D.  Increased government scrutiny

      Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, LINCOLN LIFE, LLANY and the FUNDS reserve the right to make all necessary changes in the CONTRACTS and the Registration Statements for the FUNDS, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

  A.  Lending of portfolio securities

      Any FUND authorized to do so may make secured loans of its portfolio securities, in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the FUND'S total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

      The borrower pays the FUND an amount equal to any dividends or interest received on securities lent. The FUND retains all or a portion of the interest received on securities lent. The FUND also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

      With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the FUND retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities -- including the FUND -- to vote or consent on matters which could materially affect the holders' investment. The FUND may also call in the loaned securities in order to sell them. None of the FUNDS' portfolio securities will be loaned to LINCOLN INVESTMENT, to any sub-advisor, or to any of their respective affiliates. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

  B.  Repurchase (Repo) transactions

      Repos. From time to time, the FUNDS may enter into Repo transactions. In a typical Repo transaction, the FUND involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the FUND obtains an agreement from the seller to repurchase those same securities from the FUND at a specified price on a fixed future date.

     The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the FUNDS restriction on illiquid securities.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a FUND, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a FUND'S foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The FUNDS will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a FUND normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries that in the United States. There may be difficulty in enforcing legal rights outside the United States. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the FUND to obtain or to enforce a judgment against the issuers of these securities. The ADVISOR or sub-advisor will take all these factors into consideration in managing a FUND'S foreign investments.

Certain state insurance regulations impose additional restrictions on the extent to which a FUND may invest in foreign securities. See the SAI.

The share price of a FUND that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a FUND'S investments abroad, changes in a FUND'S share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the FUND invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the FUND.

FOREIGN CURRENCIES

The following only applies to Aggressive Growth. When the ADVISOR or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a FUND may hold various foreign currencies, the value of the net assets of that FUND as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the FUND.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, the FUND'S ADVISOR or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the FUND'S assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the ADVISOR or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the FUND may also enter into contracts to sell that currency (up to the value of the FUND'S assets denominated in or exposed to that currency) in exchange for another currency that the ADVISOR or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the FUND'S performance if the ADVISOR or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

Additionally, several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro". It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. FUNDS investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the imminent implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future. These FUNDS are taking steps to obtain satisfactory assurances that their major service providers are, in turn, taking steps reasonably designed to address these matters with respect to the computer systems they use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any FUND.

GENERAL INFORMATION

Your inquiries should be directed to Lincoln National Life Insurance Co., at P.O. Box 9740, Portland, Maine 04104 or call 1-800-341-0441. For Variable Annuity contracts issued by LLANY, inquiries should be directed to Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337 or call 1-800-893-1337.

The FUNDS will issue unaudited semiannual reports showing current investments in each FUND and other information; and annual financial statements audited by their independent auditors. In 1998, in response to certain changes to the federal securities laws, the Board of Directors of Social Awareness recommended, and shareholders approved, changes to the fundamental policy of the FUND. The Board of Directors of each FUND also changed or eliminated certain non-fundamental policies of the FUNDS.

Under the 1940 Act a fundamental policy of a fund may not be changed without the affirmative vote of a majority of the fund's outstanding shares.

As used in this Prospectus, the term majority of the FUND'S outstanding shares means the vote of: (1) 67% or more of each FUND'S shares present at a meeting, if the holders of more than 50% of the outstanding shares of each FUND are present or represented by proxy, or (2) more than 50% of each FUND'S outstanding shares, whichever is less.

These Prospectuses do not contain all the information included in their Registration Statements filed with the Commission. The Registration Statements, including the exhibits filed with them, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses about the contents of any CONTRACT or other document referred to in them are not necessarily complete. In each instance, reference is made to the copy of that CONTRACT or other document filed as an exhibit to the Registration Statement of which the particular Prospectus forms a part, and each statement is qualified in all respects by that reference.

Due to differences in redemption rates, tax treatment, or other considerations, the interests of CONTRACT OWNERS under one VARIABLE ACCOUNT may conflict with those of

CONTRACT OWNERS under another variable account or other variable annuity accounts. For example, violation of the federal tax laws by one VARIABLE ACCOUNT investing in the FUNDS could cause the contracts and Policies funded through another VARIABLE ACCOUNT to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each FUND will monitor for any material conflicts and determine what action, if any, should be taken.

Should any conflict arise which requires that a substantial amount of assets be withdrawn from any of the FUNDS, orderly portfolio management could be disrupted, to the detriment of those CONTRACT OWNERS still investing in that FUND. Also, if that FUND believes that any portfolio has become so large as to materially impair investment performance, then the FUND will examine other investment options.

LINCOLN LIFE performs the dividend and transfer functions for the FUNDS.

PREPARING FOR YEAR 2000

THE 'YEAR 2000' ISSUE. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This 'year 2000 issue' affects virtually all companies and organizations.

Lincoln Life is responsible, as part of its year 2000 updating process, for the updating of FUND-related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the FUNDS. Delaware, for its part, is responsible for updating all of its computer systems, including those which serve the FUNDS, to accommodate the year 2000. Lincoln Life and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the FUND beginning in the year 2000.

The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of Lincoln Life, Delaware, and the FUNDS (the Companies). The computer systems of Lincoln Life and Delaware (including those computer systems which serve the FUNDS) and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the FUNDS. Lincoln Life and Delaware, respectively, are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, Lincoln Life and Delaware have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While Lincoln Life and Delaware are making substantial efforts to address their own systems (including those which serve the FUNDS) and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. Lincoln Life and Delaware presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life, Delaware, the FUNDS, or all of them.

The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management for Lincoln Life, Delaware and the FUNDS. Nevertheless, there can be no guarantee by Lincoln Life, by Delaware or by the FUNDS that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS

ITEM                                              ITEM
------------------------------------------------  ------------------------------------------------
General Information and History                   Appendix

Investment objective                                Investment advisor and sub-advisor

Investment policies and techniques                  Directors and officers

Investment restrictions                             Investment policies and techniques
Portfolio transactions and brokerage                (continued): options, futures, securities
Determination of net asset value                    valuation, securities lending, repurchase and
                                                    reverse repurchase agreements

                                                    Custodian

                                                    Independent auditors

                                                    Financial statements

                                                    Bond and commercial paper ratings

                                                    U.S. Government obligations

                                                    Taxes

                                                    State requirements

                                                    Derivative transactions -- definitions

*NOTE: THIS IS A GENERIC TABLE. THERE ARE
VARIATIONS IN THE CONTENTS OF THE SAI FROM FUND
TO FUND.

--------------------------------------------------------------------------------

Please send me a free copy of the current Statement of Additional Information for the FUNDS
                                 (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City _________________________________ State ____________________ Zip __________

Mail to Lincoln National Life Insurance Co., P.O. Box 9740, Portland, Maine 04104 or Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

LINCOLN NATIONAL
AGGRESSIVE GROWTH FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

This SAI should be read in conjunction with the Prospectus of Lincoln National Aggressive Growth Fund, Inc. (FUND) dated May 1, 1998. You may obtain a copy of the FUND'S
Prospectus on request and without charge. Please write
Lincoln National Life Insurance Co., P.O. Box 2340, Fort
Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

TABLE OF CONTENTS

                                            PAGE
-----------------------------------------------------
INVESTMENT OBJECTIVE                            AG- 2
-----------------------------------------------------
INVESTMENT POLICIES AND TECHNIQUES              AG- 2
-----------------------------------------------------
INVESTMENT RESTRICTIONS                         AG- 9
-----------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE            AG-10
-----------------------------------------------------
DETERMINATION OF NET ASSET VALUE                AG-11
-----------------------------------------------------
APPENDIX
Investment advisor and sub-advisor               A- 1
-----------------------------------------------------
Directors and officers                           A- 3
-----------------------------------------------------
Investment policies and techniques
(continued): options, futures, securities
valuation, securities lending, repurchase
and reverse repurchase agreements                A- 4
-----------------------------------------------------

                                            PAGE
-----------------------------------------------------
Custodian                                        A- 9
-----------------------------------------------------
Independent auditors                             A- 9
-----------------------------------------------------
Financial statements                             A- 9
-----------------------------------------------------
Bond and commercial paper ratings                A- 9
-----------------------------------------------------
U.S. Government obligations                      A-11
-----------------------------------------------------
Taxes                                            A-12
-----------------------------------------------------
State requirements                               A-12
-----------------------------------------------------
Derivative transactions-definitions              A-12
-----------------------------------------------------

THIS SAI IS NOT A PROSPECTUS.

The date of this SAI is May 1, 1998.

INVESTMENT OBJECTIVE

Lincoln National Aggressive Growth Fund, Inc. (the FUND) was incorporated in Maryland in 1993 as an open-end diversified management investment company whose investment objective is to maximize capital appreciation. The FUND pursues its investment objective by investing in a diversified portfolio of equity securities of small and medium-sized companies with favorable growth prospects. The FUND invests primarily in companies with market capitalizations of between $250 million and $5 billion at the time of purchase. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock.

The principal risks of this FUND are those associated with investing in smaller, lesser-known companies. Such companies involve greater risks than investing in larger, more mature, better known issuers, including increasing the possibility of portfolio price volatility. Additional risks are discussed under Special risk factors in the Prospectus.

The FUND'S investment objective is fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the FUND. (See General information in the Appendix to the Prospectus.) There can be no assurance that the objective of the FUND will be achieved. References to ADVISOR in this SAI include both Lincoln Investment Management, Inc. (LINCOLN INVESTMENT) and Lynch & Mayer, Inc.

INVESTMENT POLICIES AND TECHNIQUES

The Prospectus discusses the investment policies and techniques used to pursue the FUND'S investment objective. The following discussion supplements the description of the investment policies and techniques in the Prospectus.(Italicized terms that are not defined herein are defined in the FUND'S Prospectus.)

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are often considered speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for lower-rated debt securities may be less active than that for higher-rated debt securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing lower-rated corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the FUND to value its portfolio securities and the FUND'S ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-rated debt securities, the ADVISOR'S and/or sub-advisor's research and credit analysis is an integral part of managing any securities of this type held by the FUND. In considering investments for the FUND, the ADVISOR and/or sub-advisor, if any, will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The ADVISOR'S and/or sub-advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

The FUND may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

STRATEGIC PORTFOLIO TRANSACTIONS

GENERAL. The FUND may, but is not required to, utilize various other investment strategies described in the Prospectus under Strategic portfolio transactions to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in its portfolio or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the FUND may engage in the derivative transactions described in the Prospectus. Strategic portfolio transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the FUND resulting from securities markets or currency exchange rate fluctuations; to protect the

FUND'S unrealized gains in the value of its portfolio securities; to facilitate the sale of such securities for investment purposes; to manage the effective maturity or duration of fixed-income securities; or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any strategic transaction is a function of numerous variables including market conditions. The ability of the FUND to utilize these strategic transactions successfully will depend on the ADVISOR'S or sub-advisor's ability to predict pertinent market movements, which cannot be assured. The FUND will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for a bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions below for a discussion of certain risks.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The FUND has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulates trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, each notice of eligibility will include the following representations:

Normally the FUND expects to use futures contracts and related options solely for bona fide hedging purposes, as that term is defined in CFTC regulations. However, in addition, the FUND may take positions in futures contracts and related options which do not come within the CFTC definition, as long as the aggregate initial margin and premiums required to establish those positions does not exceed 5% of the net asset value of the FUND (after taking into account unrealized profits and unrealized losses on any such contracts into which it has entered).

In addition to the above limitations, the FUND will not (a) sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, its total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by it would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the FUND'S investments in futures contracts and options, and the FUND'S policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

OPTIONS ON CURRENCIES AND SECURITIES

The FUND may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as the FUND is obligated as a writer. A call option written by the FUND is covered if the FUND owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the FUND'S custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the FUND holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the FUND in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the FUND'S custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

If the writer of an option wishes to terminate the obligation, it may effect a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corp. (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the FUND will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the FUND would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the FUND as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (e.g., the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume); or (5) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades in that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

See Foreign currency options, for a discussion of the additional features (including the risks thereon) of foreign currency option contracts.

OPTIONS ON STOCK INDICES

Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

Except as described later, the FUND will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When the FUND writes a call option on a broadly-based stock market index, it will segregate or put into escrow with the custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one qualified security with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The FUND will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

If the FUND has written an option on an industry or market segment index, it will so segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, at least ten qualified securities, which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the FUND holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the FUND will segregate, escrow or pledge an amount in cash Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when the FUND writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash, U.S. Government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the FUND'S obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the FUND holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the FUND in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the FUND'S custodian, it will not be subject to the requirements described in this paragraph.

RISKS OF OPTIONS ON STOCK INDICES. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the FUND would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the FUND. It is the FUND'S policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

SPECIAL RISKS OF WRITING CALLS ON STOCK INDICES. Unless the FUND has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the FUND fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of its total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the FUND has written a call, there is also a risk that the market may decline between the time it has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the FUND will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the FUND would be able to deliver the underlying securities in settlement, the FUND may have to sell part of its portfolio in order to make settlement in cash and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the FUND has written is covered by an index call held by the portfolio with the same strike price, the FUND will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the cleaning corporation and the close of trading on the date the FUND exercises the call it holds or the time the FUND sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

OVER-THE-COUNTER OPTIONS AND LIQUID SECURITIES. As indicated in the Prospectus the FUND may deal in over-the-counter (OTC) options. The position of the staff of the Securities and Exchange Commission is that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. The FUND, the investment advisor, and the sub-advisors disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectus, the FUND has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of its portfolio.

As part of these procedures the FUND will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors of the FUND. The FUND and the INVESTMENT ADVISOR and/or sub-advisor believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the FUND. The FUND anticipates entering into written agreements with those dealers to whom it may sell OTC options, pursuant to which it would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no-action letters published by the Securities and Exchange Commission staff. The FUND will not engage in OTC options transactions if the amount invested by it in OTC options plus, with respect to OTC options written by it, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the FUND in illiquid securities, would exceed 15% of its total assets. OTC options on securities other than U.S. Government securities may not be within the scope of such letters and, accordingly, the amount invested by the FUND in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. Government securities will be treated as illiquid and subject to the 15% limitation on assets that may be invested in illiquid securities. See Illiquid investments.

FUTURES CONTRACTS AND OPTIONS THEREON

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the initial margin. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the fixtures contracts more or less valuable, a process known as marking-to-market. In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the INVESTMENT ADVISOR or sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the FUND will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a fixtures position. In the event the FUND could not close a fixtures position and the value of such position declined, the FUND would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940 (1940 Act) are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the investment company's futures transactions constitute bona fide hedging transactions or other permitted transactions within the meaning of the regulations of the CFTC.

The hours of trading of futures contracts may not conform to the hours during which the FUND may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

FOREIGN CURRENCY TRANSACTIONS

The FUND may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the FUND at one rate, while offering a lesser rate of exchange should the FUND desire to resell that currency to the dealer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The FUND may enter into these contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The FUND'S dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the FUND generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and FUND expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The FUND may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

When the FUND enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the FUND anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, it will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the INVESTMENT ADVISOR and/or sub-advisor believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the FUND may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities it holds denominated in such foreign currency.

The FUND may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used.

In connection with purchases and sales of securities denominated in foreign currencies, the FUND may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge. The INVESTMENT ADVISOR and/or sub-advisor expect to enter into settlement hedges in the normal course of managing foreign investments. The FUND could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the INVESTMENT ADVISOR and/or sub-advisor.

The FUND may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if it owned securities denominated in pounds sterling, the FUND could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a position hedge) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The FUND could also hedge the position by selling another currency expected to perform similarly to the pound sterling--for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, Commission guidelines require investment companies to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by Commission guidelines, the FUND will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The FUND will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the INVESTMENT ADVISOR'S and/or sub-advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the FUND'S investment exposure to changes in currency exchange rates, and could result in losses to the FUND if currencies do not perform as the INVESTMENT ADVISOR and/or sub-advisor anticipate. For example, if a currency's value rose at a time when the INVESTMENT ADVISOR and/or sub-advisor had hedged by selling that currency in exchange for dollars, the FUND would be unable to participate in the currency's appreciation. If the INVESTMENT ADVISOR and/or sub-advisor hedge currency exposure through proxy hedges, the FUND could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the INVESTMENT ADVISOR and/or sub-advisor increases the FUND'S exposure to a foreign currency, and that currency's value declines, the FUND will realize a loss.

There is no assurance that the use of forward currency contracts will be advantageous to the FUND or that it will hedge at an appropriate time.

FOREIGN CURRENCY OPTIONS. The FUND may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

LENDING OF PORTFOLIO SECURITIES

As discussed in the Prospectus, the FUND may lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of its total assets. The FUND may not lend its portfolio securities to Lincoln Life or its affiliates unless it has applied for and received specific authority from the Commission. Loans of securities will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities), which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. From time to time, the FUND may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the FUND or with Lincoln Life, and which is acting as a finder.

In lending its portfolio securities, the FUND can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the Commission, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the FUND must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the FUND must be able to terminate the loan at any time; (d) the FUND must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the FUND may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the FUND'S Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

WHEN-ISSUED SECURITIES

As discussed in the Prospectus, the FUND may purchase securities on a when-issued basis. When it agrees to purchase securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the FUND may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the FUND'S commitment. It may be expected that the FUND'S net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The FUND does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. Because it will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the FUND'S liquidity and the ability of the INVESTMENT ADVISOR and sub-advisor to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

When the FUND engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the FUND'S incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued under the supervision of the Board of Directors. The INVESTMENT ADVISOR and/or sub-advisor determine the liquidity of the FUND'S investments and monitors trading activity in illiquid investments. In determining the liquidity of investments, the INVESTMENT ADVISOR and/or sub-advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the FUND'S rights and obligations relating to the investment). Investments currently considered to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, loans and other direct debt instruments, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, and certain restricted securities and government-stripped fixed-rate mortgage backed securities determined by the INVESTMENT ADVISOR and/or sub-advisor to be illiquid. Rule 144A securities for which a market exists will not be considered illiquid securities. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Pricing Committee of the Board of Directors.

REPURCHASE AGREEMENTS

The FUND may additionally engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the FUND would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the FUND to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the FUND'S holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the FUND'S holding period. The FUND will enter into repurchase agreements with respect to their portfolio securities with member banks of the Federal Reserve System or primary government securities dealers recognized by the Federal Reserve Bank of New York. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price, including accrued interest earned on the underlying securities.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the FUND'S ability to dispose of the underlying securities. The INVESTMENT ADVISOR and/or sub-advisor, acting under the supervision of the FUND'S Board of Directors, review the creditworthiness of those banks and dealers with which the FUND enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level.

INVESTMENT RESTRICTIONS

The FUND has adopted policies and investment restrictions. The investment restrictions numbered 1 through 8 below may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or
(2) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. Investment restrictions 9 and 10 may be changed by the vote of a majority of the Board of Directors.

The FUND may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of its total assets would be invested in securities of the issuer, except that, as to 25% of its total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency, or (b) it would hold more than 10% of the voting securities of the issuer, or (c) more than 25% of the value of its assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

 2. Buy or sell real estate or commodities or commodity contracts; however, it may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

 3. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of its total assets;

 4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the FUND to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended;

 5. Make loans in an aggregate amount in excess of one-third of its total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

 6. Make short sales of securities or maintain a short position if, when added together more than 25% of the value of its net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (b) allocated to segregated accounts in connection with short sales;

 7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of its total assets;

 8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that it may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

 9. Enter into repurchase agreements with maturities in excess of seven days if such investment, together with other investments which are not readily marketable, exceed 15% of its total assets. This restriction shall not apply to securities eligible for resale to institutional buyers under Rule 144A of the Securities Act of 1933;

 10. Make investments for the purpose of exercising control or management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The ADVISOR and sub-advisor are responsible for decisions to buy and sell securities and other investments for the FUND, the selection of brokers, dealers and futures commission merchants to effect the transactions, and the negotiation of brokerage commissions, if any. In this section, the term ADVISOR includes the sub-advisor. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The ADVISOR currently provides investment advice to a number of other clients. See Management of the FUND in the Appendix to the Prospectus. It will be the practice of the ADVISOR to allocate purchase and sale transactions among the FUND and others whose assets it manages in such manner as it deems equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the FUND and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the FUND or other accounts or companies for which the ADVISOR provides investment advice (including affiliates of the ADVISOR). On occasions when the ADVISOR deems the purchase or sale of a security to be in the best interest of the FUND, as well as the other clients of the ADVISOR, the ADVISOR, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the FUND with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the ADVISOR in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the FUND. In some instances, the procedures may impact the price and size of the position obtainable for the FUND. FUND securities are not purchased from or sold to the ADVISOR or any affiliated person (as defined in the 1940 Act) of the ADVISOR.

In connection with effecting portfolio transactions, primary consideration will be given to securing most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, commission rates charged by some brokers may be greater than the amounts other brokers might charge. The ADVISOR may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the FUND will review regularly the reasonableness of commission and other transaction costs incurred by the FUND in the light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the ADVISOR and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the ADVISOR by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the ADVISOR regards as a useful supplement to its own internal research capabilities. The ADVISOR may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the ADVISOR'S clients; in addition the ADVISOR may allocate trades among brokers that generally provide superior brokerage and research services. During 1997, the ADVISOR directed transactions totaling approximately $17,989,306 million to these brokers and paid commissions of approximately $47,000 in connection with these transactions. Research services furnished by brokers are used for the benefit of some or all of the ADVISOR'S clients and not solely or necessarily for the benefit of the FUND. The ADVISOR believes that the value of research services received is not determinable and does not significantly reduce its expenses. The FUND does not reduce its fee to the ADVISOR by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the FUND during 1997 was $677,335, for 1996 it was $332,924, and for 1995 it was $251,854.

If the FUND effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the FUND is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.

The writing of options by the FUND will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the FUND may write may be affected by options written by other investment advisory clients of the advisor. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this SAI, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.

Under the sub-advisory agreement between the ADVISOR and the sub-advisor, the sub-advisor may perform some, or substantially all, of the investment advisory services required by the FUND, even though the ADVISOR remains primarily responsible for investment decisions affecting the FUND. The sub-advisor will follow the same procedures and policies which are followed by the ADVISOR as described previously. The sub-advisor currently provides investment advice to a number of other clients.

DETERMINATION OF NET ASSET VALUE

A description of the days on which the FUND'S net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange's most recent announcement (which is subject to change) states that in 1998 it will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days. Although the Directors expect the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. To the extent that the FUND'S securities are traded in other markets on days when the NYSE is closed, the FUND'S NAV may be affected on days when investors do not have access to the FUND to purchase or redeem shares.

APPENDIX

(NOTE: THIS IS UNIFORM INFORMATION FOR THE 11 FUNDS. SEE EACH FUND'S SAI FOR INFORMATION SPECIFIC TO THAT FUND.)

THIS APPENDIX CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH FUND), LINCOLN NATIONAL BOND FUND, INC. (BOND
FUND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION
FUND), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME FUND), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION FUND), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME FUND), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL FUND), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED FUND), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET FUND), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS
FUND), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES FUND). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISOR AND SUB-ADVISOR

LINCOLN INVESTMENT Management, Inc. (LINCOLN INVESTMENT) is the investment ADVISOR to the FUNDS and is headquartered at 200 E. Berry Street, Fort Wayne, Indiana 46802. LINCOLN INVESTMENT (THE ADVISOR) is a subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. LINCOLN INVESTMENT is registered with the Securities and Exchange Commission (SEC) as an INVESTMENT ADVISOR and has acted as an INVESTMENT ADVISOR to mutual funds for over 40 years. The ADVISOR also acts as INVESTMENT ADVISOR to Lincoln National Income Fund, Inc. (a closed-end investment company whose investment objective is to provide a high level of current income from interest on fixed-income securities) and Lincoln National Convertible Securities Fund, Inc. (a closed-end investment company whose investment objective is a high level of total return on its assets through a combination of capital appreciation and current income) and to other clients, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc. (the Corporate Income Fund and the Federal Bond Fund of that retail mutual fund complex).

Under Advisory Agreements with the FUNDS, the ADVISOR provides portfolio management and investment advice to the FUNDS and administers its other affairs, subject to the supervision of the funds' Board of Directors. The advisor, at its expense, will provide office space to the FUNDS and all necessary office facilities, equipment and personnel and will make its officers and employees available to the FUNDS as appropriate. In addition, the ADVISOR will pay all expenses incurred by it or by the FUNDS in connection with the management of each FUND'S assets or the administration of its affairs, other than those assumed by the FUNDS, as described in the Appendix to the Prospectus. LINCOLN LIFE has paid the organizational expenses of all the FUNDS. The rates of compensation to the ADVISOR and the sub-advisors are set forth in the Appendix to the Prospectus.

                                                          1997        1996        1995
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $2,109,952  $1,428,803  $  725,544

Bond Fund                                                  1,221,295   1,188,030   1,061,701

Capital Appreciation Fund                                  2,940,632   1,549,656     726,011

Equity-Income Fund                                         6,053,404   3,303,336   1,457,623

Global Asset Allocation Fund                               2,808,358   2,072,722   1,570,876

Growth and Income Fund                                     9,714,765   7,063,276   5,077,981

International Fund                                         3,741,563   3,319,701   2,770,197

Managed Fund                                               2,873,786   2,480,524   2,120,656

Money Market Fund                                            451,243     417,468     385,019

Social Awareness Fund                                      3,355,544   1,877,030   1,048,366

Special Opportunities Fund                                 2,824,015   2,274,229   1,809,514

During the last three years, the ADVISOR received the amounts, as mentioned above, for investment advisory services. If total expenses of the FUNDS (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each FUND (2% for the International Fund), the ADVISOR will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the ADVISOR to each FUND.

The current advisory agreements between the ADVISOR and the FUNDS will remain in effect from year to year if approved annually by: (1) the Board of Directors of each FUND or by the vote of a majority of the outstanding voting securities of each FUND, and (2) a vote of a majority of the directors who are not interested persons of the FUNDS or the advisor, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated without penalty at any time, on 60 days' written notice by: (1) the Board of Directors of each FUND, (2) vote of a majority of the outstanding voting securities of each FUND or (3) the advisor. The advisory agreement terminates automatically in the event of assignment.

In like manner, the current sub-advisory agreement will remain in effect from year to year if approved annually by the Board of Directors of the applicable FUNDS or by the vote of a majority of the outstanding voting securities of those FUNDS. The sub-advisory agreements may be terminated without penalty at any time, on 60 days' written notice, by: (1) the Board of Directors of the applicable FUND, (2) vote of the majority of the outstanding voting securities of the applicable FUND, (3) the sub-advisor, or (4) the advisor. The sub-advisory agreements terminate automatically in the event of assignment.

During the last three years each SUB-ADVISOR received the following amounts for investment sub-advisory services. LINCOLN INVESTMENT, not the FUND, pays all sub-advisory fees owed.

                                                          1997        1996        1995
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,229,800  $  893,059  $  483,982

Bond Fund                                                        N/A         N/A         N/A

Capital Appreciation Fund                                  2,072,388   1,117,383     545,800

Equity-Income Fund                                         4,781,931   2,612,405   1,152,337

Global Asset Allocation Fund                               1,724,369   1,284,185   1,034,321

Growth and Income Fund                                     6,155,225   4,440,325   3,108,208

International Fund                                         1,503,294   1,326,484   1,146,153

Managed Fund                                                 974,080     820,633     672,474

Money Market Fund                                                N/A         N/A         N/A

Social Awareness Fund                                      1,901,560     923,516     462,593

Special Opportunities Fund                                 1,519,961   1,168,134     868,019

DIRECTORS AND OFFICERS

The directors and executive officers of each FUND, their business addresses, positions with FUND, age and their principal occupations during the past five years are as follows:

------------------------------------------------------------------------------------------------------------------

*          KELLY D. CLEVENGER           Vice President, Lincoln National Life Insurance Co.
           CHAIRMAN OF THE BOARD,
           PRESIDENT AND DIRECTOR, age
           45
           1300 S. Clinton Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

           JOHN B. BORSCH, JR.          Retired, formerly Associate Vice President--Investments, Northwestern
           DIRECTOR, age 64             University
           1776 Sherwood Road
           Des Plaines, IL 60016
------------------------------------------------------------------------------------------------------------------

           NANCY L. FRISBY, CPA         Regional Vice President/Chief Financial Officer (formerly Vice
           DIRECTOR, age 56             President--Finance; Regional Controller of Finance), St. Joseph Medical
           700 Broadway                 Center, Fort Wayne, Indiana
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

*          BARBARA S. KOWALCZYK         Senior Vice President and Director, Corporate Planning and Development,
           DIRECTOR, age 46             Lincoln National Corporation; Director, Lincoln Life and Annuity Company
           1300 S. Clinton St.          of New York (formerly Executive Vice President, LINCOLN INVESTMENT
           Fort Wayne, IN 46802         Management, Inc.)
------------------------------------------------------------------------------------------------------------------

           KENNETH G. STELLA            President, Indiana Hospital and Health Association
           DIRECTOR, age 54
           One America Square
           Indianapolis, IN 46282
------------------------------------------------------------------------------------------------------------------

*          JANET C. WHITNEY             Vice President and Treasurer, Lincoln National Corp. (formerly Vice
           TREASURER, age 49            President and General Auditor)
           200 East Berry Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

*          CYNTHIA A. ROSE              Assistant Secretary, Lincoln National Life Insurance Co.
           SECRETARY, age 43
           200 East Berry Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

* Interested persons of the FUNDS, as defined in the 1940 Act. Directors' fees of $250 per meeting are paid by each FUND to each director who is not an interested person of the FUND. During 1997, each FUND paid $1,000 in director's fees to each such director, plus out of pocket expenses to attend meetings. During 1997, the FUND complex paid each of these directors aggregate fees of $11,000. Mr. Stanley R. Nelson, a director who retired in 1997, received $750 in director fees from each FUND and aggregate fees of $8,250 from the FUND complex. Mr. Stella became a director in 1998 and thus received no fees during 1997.

INVESTMENT POLICIES AND TECHNIQUES

OPTIONS AND FINANCIAL FUTURES TRADING

This discussion relates to the Bond, Growth and Income, Managed, Social Awareness and Special Opportunities Funds. Neither the International Fund nor the Money Market Fund has sought the authority to engage either in options or in futures trading. (NOTE: The Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds have their own respective discussions of the strategic portfolio transactions in which they may engage.)

OPTIONS TRADING

The FUND may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the FUND'S portfolio. The FUND may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The FUND would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.

A. In General. Put and call options are generally short-term contracts with durations of nine months or less. The INVESTMENT ADVISOR will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the FUND'S net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the FUND has cash or other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the FUND in writing options is that the investment ADVISOR'S assumption about the price trend of the underlying security may prove inaccurate. If the FUND wrote a put, expecting the price of a security to increase, and it decreases, or if the FUND wrote a call, expecting the price to decrease but it increased, the FUND could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

B. Call Options. The FUND may write only call options which are covered, meaning that the FUND either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the FUND will not, before the expiration of a call option, permit the call to become uncovered. If the FUND writes a call option, the purchaser of the option has the right to buy (and the FUND has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the FUND by the purchaser of the option is the premium. The FUND'S obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the FUND were to effect a closing purchase transaction through the purchase of an equivalent option on an exchange. The FUND would not be able to effect a closing purchase transaction after it had received notice of exercise.

In order to write a call option, the FUND is required to deposit in escrow the underlying security or other assets in accordance with the rules of The Options Clearing Corp. (OCC) and the various exchanges. The FUND may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the FUND for writing the option.

Generally, the INVESTMENT ADVISOR (THE ADVISOR) intends to write listed covered calls during periods when it anticipates declines in the market values of portfolio securities and the premiums received (net of transaction costs) may offset to some extent the decline in the FUND'S net asset value occasioned by such declines in market value. The ADVISOR will generally not write listed covered call options when it anticipates that the market value of the FUND'S portfolio securities will increase.

If the ADVISOR decides that at a price higher than the current value a portfolio security would be overvalued and should be sold, the FUND may write a call option on the security at that price. Should the security subsequently reach that price and the option be exercised, the FUND would, in effect, have increased the selling price of that security, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the security declined and the option were not exercised, the premium would offset all or some portion of that decline. It is possible, of course, that the price of the security could increase beyond the exercise price; in that event, the FUND would forego the opportunity to sell the security at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the advisor, the market price of a security is overvalued and it should be sold, the FUND may elect to write a call with an exercise price substantially below the current market price. So long as the value of the underlying security remains above the exercise price during the term of the option, the option will be exercised, and the FUND will be required to sell the security at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the security at the time the call is written, the FUND would, in effect, have increased the selling price of the security. The FUND would not write a call under these circumstances if the sum of the premium and the exercise price were less than the current market price of the security.

In summary, a principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer, such as the FUND, which owns the underlying security has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but has retained the risk of loss should the price of the security decline. Unlike one who owns securities not subject to a call, the FUND as a call writer may be required to hold such securities until the expiration of the call option or until the FUND engages in a closing purchase transaction at a price that may be below the prevailing market.

C. Put Options. The FUND may also write put options. If the FUND writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option. The rules regarding the writing of put options are generally comparable to those described above with respect to call options.

Writing put options may be a useful portfolio investment strategy when the FUND has cash or other reserves available for investment as a result of sales of FUND shares or because the ADVISOR believes a more defensive and less fully invested position is desirable in light of market conditions. If the FUND wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the FUND writes a put option, the price of the underlying security declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the FUND for the security. Of course, the price of the security may continue to decline after exercise of the put options, in which event the FUND would have foregone an opportunity to purchase the security at a lower price, or the option might never be exercised.

If, before the exercise of a put, the ADVISOR determines that it no longer wishes to invest in the security on which the put has been written, the FUND may be able to effect a closing purchase transaction on an exchange by purchasing a put of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option, and there is no guarantee that a closing purchase transaction can be effected. The FUND may purchase put options only in connection with a closing transaction.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the FUND as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the FUND as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

At the time a put option is written, the FUND will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount which the FUND will be obligated to pay upon exercise of the put. Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the FUND will be able to effect a closing transaction at a favorable price. If the FUND cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the FUND are exercised, the FUND'S rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The FUND will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON

A. In General. The FUND may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The FUND may sell a futures contract or purchase a put option on that futures contract to protect the value of the FUND'S portfolio in the event the INVESTMENT ADVISOR anticipates declining security prices. Similarly, if security prices are expected to rise, the FUND may purchase a futures contract or a call option thereon. (For certain limited purposes, as explained later, the FUND is also authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge.)

The FUND will not invest in futures contracts and options thereon if immediately thereafter the amount committed to margins plus the amount paid or option premiums exceeds 5% of the FUND'S total assets. In addition the FUND will not hedge more than 1/3 of its net assets.

B. Futures contracts. The FUND may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the FUND'S portfolio or which the FUND intends to purchase. The FUND will engage in such transactions consistent with the FUND'S investment objective. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

There are a number of reasons why entering into futures contracts for hedging purposes can be beneficial to the FUND. First, futures markets may be more liquid than the corresponding cash markets on the underlying securities. Such enhanced liquidity results from the standardization of the futures contracts and the large transaction volumes. Greater liquidity permits a portfolio manager to effect a desired hedge both more quickly and in greater volume than would be possible in the cash market. Second, a desired sale and subsequent purchase can generally be accomplished in the futures market for a fraction of the transaction costs that might be incurred in the cash market.

The purpose of selling a futures contract is to protect the FUND'S portfolio from fluctuation in asset value resulting from security price changes. Selling a futures contract has an effect similar to selling a portion of the FUND'S portfolio securities. If security prices were to decline, the value of the FUND'S futures contracts would increase, thereby keeping the net asset value of the FUND from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of declining prices. However, an increase in the value of portfolio securities tends to be offset by a decrease in the value of corresponding futures contracts.

Similarly, when security prices are expected to rise, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the FUND could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if prices had increased as expected, and the FUND'S cash position could be used to purchase securities.

When a purchase or sale of a futures contract occurs, a deposit of high-quality, liquid securities called initial margin is made by both buyer and seller with a custodian for the benefit of the broker. Unlike other types of margin, a futures margin account does not involve any loan or borrowing but is merely a good faith deposit that must be maintained in a minimum amount of cash or U.S. Treasury bills. All futures positions, both long and short, are marked-to-market daily, with cash payments called variation margin being made by buyers and sellers to the custodian, and passed through to the sellers and buyers, to reflect daily changes in the contract values.

Most futures contracts are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. Other financial futures contracts call for cash settlements rather than delivery of securities.

If the price of an offsetting futures transaction varies from the price of the original futures transaction, the hedger will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the realized loss or gain on the hedged securities position, but may not always or completely do so.

The FUND will not enter into any futures contract if, immediately thereafter, the aggregate initial margin for all existing futures contracts and options thereon and for premiums paid for related options would exceed 5% of the FUND'S total assets. The FUND will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.

C. Risks and limitations involved in futures hedging. There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the FUND'S securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the INVESTMENT ADVISOR could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.

The FUND intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the FUND would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by the FUND is also subject to the ability of the INVESTMENT ADVISOR to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the FUND has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the FUND will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the FUND has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The FUND may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the FUND is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the FUND then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the FUND will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The selling of futures contracts by the FUND and use of related transactions in options on futures contracts (discussed later) are subject to position limits, which are affected by the activities of the investment advisor.

The hours of trading of futures contracts may not conform to the hours during which the FUND may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, investment companies registered under the 1940 Act are exempted from the definition of commodity pool operator in the Commodity Exchange Act, subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the investment company's commodity futures transactions constitute bona fide hedging transactions (except on an unleveraged basis, as described in (F.) With respect to long positions assumed by the FUND, the FUND will segregate with its custodian an amount of cash and other assets permitted by Commodity Futures Trading Commission (CFTC) regulations equal to the market value of the futures contracts and thereby insure that the use of futures contracts is unleveraged. The FUND will use futures in a manner consistent with these requirements.

D. Options on futures contracts. The FUND only intends to engage in options on futures contracts for bona fide hedging purposes in compliance with CFTC regulations. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (which position may be a long or short position). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

The FUND will be required to deposit initial and variation margin with respect to put and call options on futures contracts written by it pursuant to the FUND'S futures commissions merchants' requirements similar to those applicable to the futures contracts themselves, described previously.

E. Risks of futures transactions. The FUND'S successful use of futures contracts and options thereon depends upon the ability of its investment ADVISOR to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the FUND'S exposure to loss, they may also limit the FUND'S potential for capital gains. For example, if the FUND has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the FUND will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the FUND will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.

F. The FUND also is authorized, subject to the limitations set out in the Prospectus, to purchase futures contracts on an unleveraged basis, when not intended as an anticipatory hedge. When a contract is purchased on this basis the investment company establishes a segregated account, composed of cash and/or cash equivalents, equal to the total value of the contract (less margin on deposit). As with other futures trading, these purchases must not be for speculative purposes.

The ability to engage in these purchases on an unleveraged basis can significantly decrease transaction costs to the FUNDS in certain instances. For example, if an inordinately large deposit should occur on a single day, the sheer volume of securities purchases required for that day may place the FUND at a market disadvantage by requiring it to purchase particular securities in such volume that its own buying activity could cause prices to increase. In addition, if this deposit had involved market-timing and as a result there subsequently were an oversized withdrawal, the FUND could again suffer market disadvantage, this time because the volume of sales could, for the same reason, force prices of particular securities to decrease. The FUND, by buying a futures contract (followed by the appropriate closing transaction) instead of purchasing securities could achieve considerable savings in transaction costs without departing from FUND objectives. Furthermore, as stated in (C.), price changes in a futures contract generally parallel price changes in the securities that the FUND might otherwise have purchased. Thus, purchase of a futures contract on an unleveraged basis allows the FUND to comply with its objective while at the same time achieving these lower transaction costs.

VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For FUNDS (other than the Money Market FUND) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those FUNDS engaging in options trading, FUND investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The FUND'S net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS THEREON. For those FUNDS buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For FUNDS investing in foreign securities, the value of a foreign portfolio security held by a FUND is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that FUND'S portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the FUND'S assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of FUND shares on days when the investor has no access to the FUND. There are more detailed explanations of these circumstances in the SAI for the various FUNDS. See the Preface to this Prospectus booklet for information about how to obtain a copy of the SAI booklet.

LENDING OF PORTFOLIO SECURITIES

As described in the Prospectus, the FUNDS may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular FUND during the term of the loan. The FUND will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the FUND will receive interest on the amount of the loan. The loans will be terminable by the FUND at any time and will not be made to any affiliates of the FUND or the advisor. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the ADVISOR to be creditworthy.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The FUNDS may make short-term investments in repurchase agreements. A repurchase agreement typically involves the purchase by the FUND of securities (U.S. Government or other money market securities) from a financial institution such as a bank, broker-dealer or savings and loan association, coupled with an agreement by the seller to repurchase the same securities from the FUND at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price to the FUND and the resale price to the seller represents the interest earned by the FUND which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the FUND may incur a loss if the value of the collateral securing the repurchase agreement declines, or the FUND may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the FUND may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the FUNDS or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each transaction will be in the actual or constructive possession of the particular FUND during the terms of the transaction, as provided in the agreement.

In a reverse repurchase agreement, the FUND involved sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the FUNDS will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The FUND will enter into reverse repurchase agreements only with parties that the ADVISOR or sub-advisor deems creditworthy. Reverse repurchase agreements are considered to be borrowing transactions, and thus are subject to the FUND'S limitation on borrowing. Not every FUND is authorized to enter into reverse repurchase agreements.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities Funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each FUND pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these FUNDS pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation Fund, April 29, 1991 for the International Fund, and December 6, 1993 for the other three FUNDS.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the FUNDS proxies, proxy statements, etc.

INDEPENDENT AUDITORS

Each FUND'S Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the FUND. In addition to the audit of the 1997 financial statements of the FUNDS, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

FINANCIAL STATEMENTS

The audited financial statements and the report of Ernst & Young LLP, Independent Auditors, for the FUNDS are incorporated by reference to the FUNDS' 1997 Annual Report. We will provide a copy of the Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).

BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The FUND will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The FUND will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The FUND will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

U.S. GOVERNMENT
OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each FUND intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the CODE). If a FUND qualifies as a regulated investment company and complies with the provisions of the CODE relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from Federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each FUND must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the FUND'S principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The Federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each FUND intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

Since the sole shareholder of each FUND will be LINCOLN LIFE, no discussion is stated herein as to the Federal income tax consequences at the shareholder level.

The discussion of Federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the CODE and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only Federal tax considerations with respect to the FUND. State and local taxes vary.

STATE REQUIREMENTS

The California Department of Insurance has established the following guidelines for an underlying portfolio of a VARIABLE ACCOUNT. The FUNDS intend to comply with these guidelines:

BORROWING

The borrowing limit for any FUND is 33 1/3 percent of total assets. Entering into a reverse repurchase agreement shall be considered "borrowing" as that term is used herein.

FOREIGN INVESTMENTS -- DIVERSIFICATION

The diversification guidelines to be followed by international and global FUNDS are as follows:

a. An international FUND or a global FUND is sufficiently diversified if it is invested in a minimum of three different countries at all times, and has invested no more than 50 percent of total assets in any one second-tier country and no more than 25 percent of total assets in any one third-tier country. First-tier countries are: Germany, the United Kingdom,

    Japan, the United States, France, Canada, and Australia. Second-tier countries are all countries not in the first or third tier. Third-tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation.

b. A regional FUND is sufficiently diversified if it is invested in a minimum of three countries. The name of the FUND must accurately describe the FUND.

c.  The name of a single country FUND must accurately describe the FUND.

d.  An index FUND must substantially mirror the index.

DERIVATIVE TRANSACTIONS-
DEFINITIONS

The Prospectus for each FUND and the uniform Appendix for the Prospectus booklet discuss the type of derivative transactions in which the FUNDS may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the Appendix:

OPTION. A contract which gives the FUND the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the FUND to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the FUND would either pay out or receive a cash settlement. This is discussed below.

CURRENCY OPTION. Discussed later.

FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.

INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.

STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.

OPTION ON A FUTURES CONTRACT. Discussed later.

SWAP. A financial transaction in which the FUND and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price, level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.

EQUITY SWAP. One which allows the FUND to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.

INTEREST RATE SWAP. One in which the FUND and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).

Related transactions to interest rate swaps:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the FUND to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.

INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the FUND and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

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